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OLD SECOND BANCORP, INC.
LETTER OF TRANSMITTAL

TO ACCOMPANY SHARES OF COMMON STOCK OF

OLD SECOND BANCORP, INC.

TENDERED PURSUANT TO THE OFFER TO PURCHASE DATED MAY 20, 2003

DEPOSITARY: THE OLD SECOND NATIONAL BANK OF AURORA

DESCRIPTION OF SHARES TENDERED (See Instructions 3 and 4)

Name(s) and Address(es) of Registered Holder(s) (Please Fill In Exactly as Name(s) Appear(s) on Certificate(s))	Shares Tendered (Attach Additional List, if Necessary)

	Certificate Number(s)*	Total Number of Shares Represented by Certificate(s)*	Number of Shares Tendered**

Total Shares -->

* Need not be completed by stockholders tendering by book-entry transfer.
** Unless otherwise indicated, it will be assumed that all Shares represented by any certificates delivered to the depositary are being tendered. See Instruction 4.

THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M., AURORA, ILLINOIS TIME, ON JUNE 24, 2003, UNLESS THE OFFER IS EXTENDED.

By Mail or Overnight Courier: 37 South River Street Aurora, Illinois 60506-4172	By Facsimile: (For Eligible Institutions Only) (630) 906-3208	For Assistance in Completing This Letter of Transmittal: (630) 906-5480

        DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN ONE LISTED ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

        THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THE LETTER OF TRANSMITTAL IS COMPLETED.

        PLEASE DELIVER DOCUMENTS TO THE OLD SECOND NATIONAL BANK OF AURORA. Delivery of documents to the Book-Entry Transfer Facility does not constitute a valid delivery.

(BOX BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

☐
CHECK HERE IF TENDERED SHARES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER TO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution

Account No.	Transaction Code No.

☐
CHECK HERE IF CERTIFICATES FOR TENDERED SHARES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE DEPOSITARY AND COMPLETE THE FOLLOWING:

Name(s) of Registered Owner(s):
Date of Execution of Notice of Guaranteed Delivery:
Name of Institution Which Guaranteed Delivery:
Name of Tendering Institution
Account No.	Transaction Code No.

LOST CERTIFICATES

☐
I have lost my certificate(s) for              shares of common stock of Old Second Bancorp, Inc. and require assistance in obtaining a replacement certificate. (See Instruction 12.)

NOTE: SIGNATURES MUST BE PROVIDED BELOW.
PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

To Old Second Bancorp, Inc.:

        The undersigned hereby tenders to Old Second Bancorp, Inc., a Delaware corporation ("Old Second Bancorp"), the above-described Shares of its common stock, par value $1.00 per Share, at a price per Share hereinafter set forth, pursuant to Old Second Bancorp's Offer to Purchase up to 650,000 Shares, at a purchase price of $42.50 per Share, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated May 20, 2003, receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the "Offer."

        Subject to, and effective upon, acceptance for payment of and payment for the Shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sell, assigns and transfers to, or upon the order of, Old Second Bancorp all right, title and interest in and to all the Shares that are being tendered hereby or orders the registration of the Shares tendered by book-entry transfer that are purchased pursuant to the Offer to or upon the order of Old Second Bancorp and irrevocably constitutes and appoints the depositary the true and lawful agent and attorney-in-fact of the undersigned with respect to the Shares, with full power of substitution, such power of attorney being deemed to be an irrevocable power coupled with an interest, to (a) deliver certificates for the Shares, or transfer ownership of the Shares on the account books maintained by the Book-Entry Transfer Facility, together, in any case, with all accompanying evidences of transfer and authenticity, to or upon the order of Old Second Bancorp upon receipt by the depositary, as the undersigned's agent, of the purchase price with respect to the Shares, (b) present certificates for the Shares for cancellation and transfer on the books of Old Second Bancorp and (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the Shares, all in accordance with the terms of the Offer.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Shares tendered hereby and that, when and to the extent the same are accepted for payment by Old Second Bancorp, Old Second Bancorp will acquire good, marketable and unencumbered title thereto, free and clear of all liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer thereof, and the same will not be subject to any adverse claims. The undersigned will, upon request, execute and deliver any additional documents deemed by the depositary or Old Second Bancorp to be necessary or desirable to complete the sale, assignment and transfer of the Shares tendered hereby.

        The undersigned hereby represents and warrants that the undersigned has read and agrees to all of the terms of the Offer. All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer, this tender is irrevocable.

        The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 1 or 2 of the Offer to Purchase and in the Instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a net long position in the Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of the Shares complies with Rule 14e-4. Old Second Bancorp's acceptance for payment of Shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and Old Second Bancorp upon the terms and subject to the conditions of the Offer.

        The undersigned understands that all Shares properly tendered and not withdrawn will be purchased at the purchase price of $42.50 per Share, net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer, including its proration and conditional tender provisions, and that Old Second Bancorp will return all other Shares, including Shares not purchased because of proration and Shares that were conditionally tendered and not accepted. The undersigned understands that tenders of Shares pursuant to any one of the procedures described in Section 2 of the Offer to Purchase and in the Instructions hereto will constitute an agreement between the undersigned and Old Second Bancorp upon the terms and subject to the conditions of the Offer.

        The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, Old Second Bancorp may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, Shares tendered or may not be required to purchase any of the Shares tendered hereby or may accept for payment fewer than all of the Shares tendered hereby.

        Unless otherwise indicated under "Special Payment Instructions," please issue the check for the purchase price of any Shares purchased, and/or return any Shares not tendered or not purchased, in the name(s) of the undersigned, and, in the case of Shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the purchase price of any Shares purchased and/or any certificates for Shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the purchase price of any Shares purchased and/or return any Shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that Old Second Bancorp has no obligation, pursuant to the "Special Payment Instructions," to transfer any Shares form the name of the registered holder(s) thereof if Old Second Bancorp does not accept for payment any of the Shares so tendered.

ODD LOTS (See Instruction 8)

This Section is to be completed ONLY if Shares are being tendered by or on behalf of a person owning beneficially, as of the close of business on May 9, 2003, and who continues to own beneficially as of the expiration date, an aggregate of fewer than 100 Shares.

The undersigned either (check one box):

☐
was the beneficial owner as of the close of business on May 9, 2003, and continues to be the beneficial owner as of the expiration date, of an aggregate of fewer than 100 Shares, all of which are being tendered, or

☐
is a broker, dealer, commercial bank, trust company or other nominee that (i) is tendering, for the beneficial owners thereof, Shares with respect to which it is the record owner, and (ii) believes, based upon representations made to it by each beneficial owner, that the beneficial owner owned, beneficially as of the close of business on May 9, 2003, and continues to own beneficially as of the expiration date, an aggregate of fewer than 100 Shares, and is tendering all of those Shares.

SPECIAL PAYMENT INSTRUCTIONS
(See Instructions 5, 6 and 7)

To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be issued in the name of someone other than the undersigned.

Issue ☐    check and/or ☐ certificate(s) to:

Name
(PLEASE PRINT)
Address

(INCLUDE ZIP CODE)

(TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

  IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.

  SPECIAL DELIVERY INSTRUCTIONS
  (See Instructions 5, 6 and 7)

  To be completed ONLY if the check for the purchase price of Shares purchased and/or certificates for Shares not tendered or not purchased are to be mailed to someone other than the undersigned or to the undersigned at an address other than that shown below the undersigned's signature(s).

  Mail ☐ check and/or ☐ certificate(s) to:

Name
(PLEASE PRINT)
Address

(INCLUDE ZIP CODE)

  IF SPECIAL PAYMENT INSTRUCTIONS ARE BEING GIVEN, PLEASE REMEMBER TO HAVE YOUR SIGNATURE GUARANTEED.

CONDITIONAL TENDER

        You may condition the tender of your Shares upon the purchase by Old Second Bancorp of a specified minimum number of the Shares you tendered. See Section 6 in the Offer to Purchase. Unless at least the minimum number of Shares tendered by you is purchased by Old Second Bancorp, none of the Shares tendered hereby will be purchased. You are urged to consult your tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

        Minimum number of Shares that must be purchased, if any are purchased:                    Shares

        Check the following box if you (a) are tendering all of the shares you own and (b) wish your tender to be eligible for purchase by random lot. ☐

IMPORTANT—SIGN HERE
(Please Complete Substitute Form W-9 Included in this Letter of Transmittal)

(SIGNATURE(S) OF OWNER(S))

(PLEASE PRINT NAME(S))

Dated                        , 2003

Capacity (full title)

Address

(INCLUDE ZIP CODE)
Area Code and Telephone No.

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

GUARANTEE OF SIGNATURES(S) (See Instructions 1 and 5)

Authorized Signature(s)		Address
Name and Title
(PLEASE PRINT)
Name of Firm		(INCLUDE ZIP CODE)
Area Code and Telephone Number		Dated , 2003

INSTRUCTIONS
FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

        1.    Guarantee of Signatures.    Except as otherwise provided below, all signatures on this Letter of Transmittal must be guaranteed by a firm that is an Eligible Institution because it is a member of a registered national securities exchange or the National Association of Securities Dealers, Inc., or by a commercial bank, a trust company, a savings bank, a savings and loan association or a credit union which has membership in an approved Signature Guarantee Medallion Program. SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED (A) IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES (which term, for purposes of this document, shall include any participant in the Book-Entry Transfer Facility whose name appears in a security position listing as the owner of Shares) TENDERED HEREWITH AND SUCH HOLDER(S) HAVE NOT COMPLETED THE BOX ENTITLED "SPECIAL PAYMENT INSTRUCTIONS" OR THE BOX ENTITLED "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OF TRANSMITTAL or (b) if the Shares are tendered for the account of an Eligible Institution. See Instruction 5.

        2.    Delivery of Letter of Transmittal and Shares; Guaranteed Delivery Procedures.    This Letter of Transmittal or, in the case of a book-entry transfer, an agent's message, as defined below, is to be used either if certificates are to be forwarded herewith or if delivery of Shares is to be made by book-entry transfer pursuant to the procedures set forth in Section 2 of the Offer to Purchase. If you want to tender your Shares into this Offer but (1) your certificates are not immediately available, (2) you cannot deliver all documents required by this Letter of Transmittal to the depositary before this Offer expires, or (3) you cannot comply with the procedure for book-entry transfer on a timely basis, you can still tender your Shares if you comply with the guaranteed delivery procedure set forth below. See Section 2 of the Offer to Purchase. CERTIFICATES FOR ALL PHYSICALLY DELIVERED SHARES, OR A CONFIRMATION OF A BOOK-ENTRY TRANSFER INTO THE DEPOSITARY'S ACCOUNT AT THE BOOK-ENTRY TRANSFER FACILITY OF ALL SHARES DELIVERED ELECTRONICALLY, AS WELL AS A PROPERLY COMPLETED AND DULY EXECUTED LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, AND ANY OTHER DOCUMENTS REQUIRED BY THIS LETTER OF TRANSMITTAL, MUST BE RECEIVED BY THE DEPOSITARY AT THE ADDRESS SET FORTH ON THE FRONT PAGE OF THIS LETTER OF TRANSMITTAL ON OR PRIOR TO THE EXPIRATION DATE, as defined in the Offer to Purchase. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the depositary and forming a part of the book-entry confirmation, which states that the Book-Entry Transfer Facility has received and expressed acknowledgement from the participant and the Book-Entry Transfer Facility tendering the Shares, that such participant has received and agrees to be bound by the terms of the Offer to Purchase and Letter of Transmittal and that Old Second Bancorp may enforce the agreement against the participant.

        Guaranteed Delivery.    If you wish to tender your Shares but your share certificate(s) are not immediately available or cannot be delivered to the depositary before this Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the depositary before this Offer expires, your Shares may still be tendered, if all of the following conditions are satisfied: (1) the tender is made by or through an Eligible Institution; (2) the depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and (3) all of the following are received by the depositary within three Nasdaq National Market System trading days after the date of receipt by the depositary of the Notice of Guaranteed Delivery: (i) one of (a) the certificates for the Shares or (b) a confirmation of receipt of the Shares pursuant to the procedure for book-entry transfer described in this Instruction 2; (ii) one of (a) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (b) an Agent's Message of the type described in this Instruction 2 in the case of a book-entry transfer; and (iii) any other documents required by this Letter of Transmittal.

        THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, SHARE CERTIFICATES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE OPTION AND RISK OF THE TENDERING STOCKHOLDER, AND DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE DEPOSITARY. IF CERTIFICATES FOR SHARES ARE SENT BY MAIL, REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED, IS RECOMMENDED. DO NOT MAIL OR DELIVER TO OLD SECOND BANCORP.

        Except as specifically permitted by Section 6 of the Offer to Purchase, no alternative or contingent tenders will be accepted. See Section 1 of the Offer to Purchase. By executing this Letter of Transmittal, or a facsimile thereof, the tendering stockholder waives any right to receive any notice of the acceptance for payment of the Shares.

        3.    Inadequate Space.    If the space provided herein is inadequate, the certificate numbers and/or the number of Shares should be listed on a separate signed schedule attached hereto.

        4.    Partial Tenders; Not Applicable to Stockholders Who Tender by Book-Entry Transfer.    If fewer than all the Shares represented by any certificate delivered to the depositary are to be tendered, fill in the number of Shares that are to be tendered in the box entitled "Number of Shares Tendered." In this case, a new certificate for the remainder of the Shares represented by the old certificate will be sent to the person(s) signing this Letter of Transmittal, unless otherwise provided in the "Special Payment Instructions" or "Special Delivery Instructions" boxes on this Letter of Transmittal, as promptly as practicable following the expiration or termination of the Offer. All Shares represented by certificates delivered to the depositary will be deemed to have been tendered unless otherwise indicated.

        5.    Signatures on Letter of Transmittal; Stock Powers and Endorsements.    If this Letter of Transmittal is signed by the registered holder(s) of the Shares hereby, the signature(s) must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

If any of the Shares hereby are held of record by two or more persons, all persons must sign this Letter of Transmittal.

If any of the Shares tendered hereby are registered in different names on different certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of certificates.

IF THIS LETTER OF TRANSMITTAL IS SIGNED BY THE REGISTERED HOLDER(S) OF THE SHARES TENDERED HEREBY, NO ENDORSEMENTS OF CERTIFICATES OR SEPARATE STOCK POWERS ARE REQUIRED UNLESS PAYMENT OF THE PURCHASE PRICE IS TO BE MADE TO, OR SHARES NOT TENDERED OR NOT PURCHASED ARE TO BE REGISTERED IN THE NAME OF, ANY PERSON OTHER THAN THE REGISTERED HOLDER(S). SIGNATURES ON ANY SUCH CERTIFICATES OR STOCK POWERS MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION. SEE INSTRUCTION 1.

If this Letter of Transmittal is signed by a person other than the registered holder(s) of the Shares tendered hereby, certificates evidencing the Shares tendered hereby must be endorsed or accompanied by appropriate stock powers, in either case, signed exactly as the name(s) of the registered holder(s) appear(s) on the certificates for the Shares. Signature(s) on any certificates or stock powers must be guaranteed by an Eligible Institution. See Instruction 1.

If this Letter of Transmittal or any certificate or stock power is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, the person should so indicate when signing, and proper evidence satisfactory to Old Second Bancorp of the authority of the person so to act must be submitted.

        6.    Stock Transfer Taxes.    Old Second Bancorp will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any Shares to it or its order pursuant to the Offer. If, however, payment of the purchase price is to be made to, or Shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered Shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes, whether imposed on the registered holder(s), the other person or otherwise, payable on account of the transfer to the person will be deducted from the purchase price unless satisfactory evidence of the payment of taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. EXCEPT AS PROVIDED IN THIS INSTRUCTION 6, IT WILL NOT BE NECESSARY TO AFFIX TRANSFER TAX STAMPS TO THE CERTIFICATES REPRESENTING SHARES TENDERED HEREBY.

        7.    Special Payment and Delivery Instructions.    If the check for the purchase price of any Shares purchased is to be issued in the name of, and/or any Shares not tendered or not purchased are to be returned to, a person other than the person(s) signing this Letter of Transmittal or if the check and/or any certificates for Shares not tendered or not purchased are to be mailed to someone other than the person(s) signing this Letter of Transmittal or to an address other than that shown above in the box captioned "Description of Shares Tendered," then the boxes captioned "Special Payment Instructions" and/or "Special Delivery Instructions" on this Letter of Transmittal should be completed. Stockholders tendering Shares by book-entry transfer will have any Shares not accepted for payment returned by crediting the account maintained by the stockholder at the Book-Entry Transfer Facility from which the transfer was made.

        8.    Odd Lots.    As described in the Offer to Purchase, if fewer than all Shares validly tendered at or below the purchase price and not withdrawn on or prior to the Expiration Date are to be purchased, the Shares purchased first will consist of all Shares tendered by any stockholder who owned beneficially as of the close of business on May 9, 2003, and continues to own beneficially as of the Expiration Date, an aggregate of fewer than 100 Shares and who validly and unconditionally tendered all the Shares at or below the purchase price, including by not designating a purchase price as described above. Partial or conditional tenders of Shares will not qualify for this preference. This preference will not be available unless the box captioned "Odd Lots" in this Letter of Transmittal is completed.

        9.    Substitute Form W-9 and Form W-8.    THE TENDERING STOCKHOLDER IS REQUIRED TO PROVIDE THE DEPOSITARY WITH EITHER A CORRECT TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9, WHICH IS PROVIDED UNDER "IMPORTANT TAX INFORMATION" BELOW, OR A PROPERLY COMPLETED FORM W-8. FAILURE TO PROVIDE THE INFORMATION ON EITHER SUBSTITUTE FORM W-9 OR FORM W-8 MAY SUBJECT THE TENDERING STOCKHOLDER TO 30% FEDERAL INCOME TAX BACKUP WITHHOLDING ON THE PAYMENT OF THE PURCHASE PRICE. The box in Part 2 of Substitute Form W-9 may be checked if the tendering stockholder has not been issued a taxpayer identification number and has applied for a number or intends to apply for a number in the near future. If the box in Part 2 is checked and the depositary is not provided with a taxpayer identification number by the time of payment, the depositary will withhold 30% on all payments of the purchase price thereafter until a taxpayer identification number is provided to the depositary.

        10.    Requests for Assistance or Additional Copies.    Any questions or requests for assistance may be directed to the Information Agent/Dealer Manager at their telephone number and address listed below. Requests for additional copies of the Offer to Purchase, this Letter of Transmittal, Notice of Guaranteed Delivery or other tender Offer materials may be directed to the Information Agent/Dealer Manager and copies will be furnished promptly at Old Second Bancorp's expense. Stockholders may also contact their local broker, dealer, commercial bank or trust company for assistance concerning the Offer.

        11.    Irregularities.    All questions as to the purchase price, the form of documents, and the validity, eligibility, including time of receipt, and acceptance of any tender of Shares will be determined by Old Second Bancorp, in its sole discretion, and its determination shall be final and binding. Old

Second Bancorp reserves the absolute right to reject any or all tenders of Shares that it determines are not in proper form or the acceptance for payment of or payment for Shares that may, in the opinion of Old Second Bancorp's counsel, be unlawful. Except as otherwise provided in the Offer to Purchase, Old Second Bancorp also reserves the absolute right to waive any of the conditions to the Offer or any defect or irregularity in any tender of Shares and Old Second Bancorp's interpretation of the terms and conditions of the Offer, including these Instructions, shall be final and binding. Unless waived, any defects or irregularities in connection with tenders must be cured within such time as Old Second Bancorp shall determine. None of Old Second Bancorp, the Information Agent/Dealer Manager, the depositary, or any other person shall be under any duty to give notice of any defect or irregularity in tenders, nor shall any of them incur any liability for failure to give any such notice. Tenders will not be deemed to have been made until all defects and irregularities have been cured or waived.

        12.    Lost Certificate(s).    If the certificate(s) that a registered holder (or transferee) wants to surrender has been lost or destroyed, that fact should be indicated on the face of this Letter of Transmittal, which should then be delivered to the depositary after being otherwise properly completed and duly executed. In addition, the box below, "Affidavit For Lost Stock Certificate(s)" must be completed. In such event, the depositary will forward additional documentation necessary to be completed in order to effectively replace such lost or destroyed certificate(s).

AFFIDAVIT FOR LOST STOCK CERTIFICATE(S)

The undersigned hereby attests and certifies the following: That I am the lawful owner of the certificate(s) listed on this Letter of Transmittal as lost. That a search for the certificate(s) has been conducted and that these certificate(s) cannot be located. That these certificate(s) have not been endorsed, hypothecated, sold or had their ownership pledged or encumbered in any form, whatsoever.

In requesting the replacement of this certificate(s), I hereby agree that: If these certificate(s) are subsequently located, they will be tendered for cancellation. That I indemnify, protect and hold harmless OLD SECOND BANCORP, INC. and THE OLD SECOND NATIONAL BANK OF AURORA, and any other party from and against all losses, expenses, costs and damages including legal fees that may be subjected to these parties at any time in the future as a result of the cancellation and replacement of the certificate(s). All rights accruing to these parties will not be limited by their negligence, breach of duty, accident or other obligation on the part of or by any officer or employee of the parties.

Sign here:

Co-Owner, if any:	Date:	, 2003

        IMPORTANT: THIS LETTER OF TRANSMITTAL, OR A MANUALLY SIGNED COPY THEREOF, TOGETHER WITH CERTIFICATES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS MUST BE RECEIVED BY THE DEPOSITARY, ON OR PRIOR TO THE EXPIRATION DATE.

IMPORTANT TAX INFORMATION

        Under federal income tax law, a stockholder whose tendered Shares are accepted for payment is required to provide the depositary, as payer, with the stockholder's correct taxpayer identification number on Substitute Form W-9 below. If the stockholder is an individual, the taxpayer identification number is his or her social security number. For businesses and other entities, the number is the employer identification number. If the depositary is not provided with the correct taxpayer identification number or properly completed Form W-8, the stockholder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such stockholder with respect to Shares purchased pursuant to the Offer may be subject to backup withholding.

        Certain stockholders, including, among others, all corporations and certain foreign individuals and entities, are not subject to these backup withholding and reporting requirements. In order for a noncorporate foreign stockholder to qualify as an exempt recipient, that stockholder must complete and sign a Form W-8, Certificate of Foreign Status, attesting to that stockholder's exempt status. The Form W-8 can be obtained from the depositary. Exempt stockholders, other than noncorporate foreign stockholders, should furnish their taxpayer identification number, write "Exempt" on the face of the Substitute Form W-9 below and sign, date and return the Substitute Form W-9 to the depositary. See the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional Instructions.

        If federal income tax backup withholding applies, the depositary is required to withhold 30% of any payments made to the stockholder. Backup withholding is not an additional tax. Rather, the federal income tax liability of persons subject to backup withholding will be reduced by the amount of the tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8

        To avoid backup withholding on payments that are made to a stockholder with respect to Shares purchased pursuant to the Offer, the stockholder is required to notify the depositary of his or her correct taxpayer identification number by completing the Substitute Form W-9 included in this Letter of Transmittal certifying that the taxpayer identification number provided on Substitute Form W-9 is correct and that (1) the stockholder has not been notified by the Internal Revenue Service that he or she is subject to federal income tax backup withholding as a result of failure to report all interest or dividends or (2) the Internal Revenue Service has notified the stockholder that he or she is no longer subject to federal income tax backup withholding. Foreign stockholders must submit a properly completed Form W-8 in order to avoid the applicable backup withholding; provided, however, that backup withholding will not apply to foreign stockholders subject to 30%, or lower treaty rate, withholding on gross payments received pursuant to the Offer.

WHAT NUMBER TO GIVE THE DEPOSITARY

        The stockholder is required to give the depositary the social security number or employer identification number of the registered owner of the Shares. If the Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

PAYER'S NAME: OLD SECOND BANCORP, INC.

SUBSTITUTE Form W-9	Part 1—PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW. (See Instruction 9)
Department of the Treasury Internal Revenue Service	Please fill in your name and address below	Social Security Number OR
Payer's Request for Taxpayer Identification Number and Certification	Name	Employer Identification Number:
	Address (number and street)	Part 2: Awaiting Taxpayer Identification Number ☐
City, State and Zip Code
Taxpayer Identification Number For Payees exempt from backup withholding, see the Important Tax Information above and Guidelines for Certification of Taxpayer Identification Number of Substitute Form W-9 enclosed herewith and complete as instructed herein.

Part 3—CERTIFICATION—UNDER THE PENALTIES OF PERJURY, I CERTIFY THAT (1) the number shown on this form is my correct taxpayer identification number (or a taxpayer identification number has not been issued to me but I have mailed or delivered an application to receive a taxpayer identification number or intend to do so in the near future), (2) I am not subject to backup withholding either because I have not been notified by the Internal Revenue Service (the "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding, (3) all other information provided on this form is true, correct and complete, and (4) I am a U.S. person (including a U.S. resident alien).

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

SIGNATURE		DATE , 2003

Certificate Instructions—You must cross out Item (2) in Part 3 above if you have been notified by the IRS that you are currently subject to backup withholding because of under reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS stating that you are no longer subject to backup withholding, do not cross out item (2).

NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN PART 2 OF THE SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER
I certify under penalties of perjury that a taxpayer identification number has not been issued to me and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all payments of the purchase price made to me thereafter will be withheld until I provide a number.
SIGNATURE	DATE	, 2003

Depositary:	The Information Agent/Dealer Manager:
THE OLD SECOND NATIONAL BANK OF AURORA 37 South River Street Aurora, Illinois 60506-4172 (630) 906-5480	HOWE BARNES INVESTMENTS, INC. 135 South LaSalle Street Suite 1500 Chicago, Illinois 60603 TOLL FREE: (800) 929-4693

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INSTRUCTIONS FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER
IMPORTANT TAX INFORMATION
PURPOSE OF SUBSTITUTE FORM W-9 AND FORM W-8
WHAT NUMBER TO GIVE THE DEPOSITARY